                                                                  Exhibit (e)(4)

-------------------------
          SERVICE REQUEST
-------------------------

                 PLATINUM
-------------------------
          Investor(R) III
-------------------------
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
Platinum Investor III -- Fixed Option
     .    Division 301 - AGL Declared Fixed Interest Account

Platinum Investor III -- Variable Divisions

AIM Variable Insurance Funds
     .    Division 260 - AIM V.I. International Growth
     .    Division 424 - AIM V.I. Core Equity

The Alger American Fund
     .    Division 314 - Alger American Leveraged AllCap
     .    Division 313 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
     .    Division 262 - VP Value

Credit Suisse Trust
     .    Division 300 - Small Cap Growth

Dreyfus Investment Portfolios
     .    Division 273 - MidCap Stock

Dreyfus Variable Investment Fund
     .    Division 272 - Developing Leaders
     .    Division 271 - Quality Bond

Fidelity Variable Insurance Products
     .    Division 277 - VIP Asset Manager
     .    Division 276 - VIP Contrafund
     .    Division 274 - VIP Equity-Income
     .    Division 425 - VIP Freedom 2020
     .    Division 426 - VIP Freedom 2025
     .    Division 427 - VIP Freedom 2030
     .    Division 275 - VIP Growth
     .    Division 308 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
     .    Division 304 - Franklin Templeton Foreign Securities
     .    Division 303 - Franklin Templeton Mutual Shares Securities
     .    Division 309 - Franklin Templeton Small Cap Value Securities
     .    Division 302 - Franklin Templeton U.S. Government

Goldman Sachs Variable Insurance Trust
     .    Division 421 - Goldman Sachs Capital Growth

Janus Aspen Series
     .    Division 278 - International Growth
     .    Division 280 - Mid Cap Growth
     .    Division 279 - Worldwide Growth

J.P. Morgan Series Trust II
     .    Division 312 - JPMorgan Mid Cap Value
     .    Division 281 - JPMorgan Small Company

MFS Variable Insurance Trust
     .    Division 284 - MFS Capital Opportunities
     .    Division 282 - MFS Emerging Growth
     .    Division 285 - MFS New Discovery
     .    Division 283 - MFS Research

Neuberger Berman Advisers Management Trust
     .     Division 286 - Mid-Cap Growth

Oppenheimer Variable Account Funds
     .    Division 310 - Oppenheimer Balanced
     .    Division 311 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust
     .    Division 429 - PIMCO CommodityRealReturn Strategy
     .    Division 288 - PIMCO Real Return
     .    Division 287 - PIMCO Short-Term
     .    Division 289 - PIMCO Total Return

Pioneer Variable Contracts Trust
     .    Division 422 - Fund VCT
     .    Division 423 - Growth Opportunities VCT
     .    Division 428 - Mid Cap Value VCT

Putnam Variable Trust
     .    Division 290 - Putnam VT Diversified Income
     .    Division 291 - Putnam VT Growth and Income
     .    Division 292 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust
     .    Division 307 - Aggressive Growth
     .    Division 306 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
     .    Division 295 - Equity Growth
     .    Division 296 - High Yield

VALIC Company I
     .    Division 263 - International Equities
     .    Division 264 - Mid Cap Index
     .    Division 265 - Money Market I
     .    Division 266 - Nasdaq-100 Index
     .    Division 269 - Science & Technology
     .    Division 268 - Small Cap Index
     .    Division 267 - Stock Index

Van Kampen Life Investment Trust
     .    Division 305 - Growth and Income

Vanguard Variable Insurance Fund
     .    Division 297 - High Yield Bond
     .    Division 298 - REIT Index

AGLC0223                                                                 Rev0506

[LOGO OF AIG AMERICAN GENERAL]                                                                               Variable Universal Life
                                                                                                           Insurance Service Request
American General Life Insurance Company ("AGL")
A member company of American International Group, Inc.                                          Complete and return this request to:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653

------------------------------------------------------------------------------------------------------------------------------------

[ ] POLICY                  1. POLICY #:                                           Insured:
    IDENTIFICATION                       -----------------------------------------          ----------------------------------------
                               Address:                                                                       New Address (yes) (no)
COMPLETE THIS SECTION FOR               ---------------------------------------------------------------------
ALL REQUESTS.                  Primary Owner (If other than an insured):
                                                                         ---------------------------------------
                               Address:                                                                       New Address (yes) (no)
                                        ---------------------------------------------------------------------
                               Primary Owner's S.S. No. or Tax I.D. No.                Phone Number: (    )            -
                                                                        --------------                      ----------- ------------
                               Joint Owner (If applicable):
                                                            -------------------------------------------------
                               Address:                                                                       New Address (yes) (no)
                                        ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME CHANGE             2. Change Name Of: (Circle One) Insured Owner Payor Beneficiary

                               Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
Complete this section if
the name of one of the         -------------------------------------------------   -------------------------------------------------
Insured, Owner, Payor or
Beneficiary has changed.       Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
(Please note, this does
not change the Insured,
Owner, Payor or
Beneficiary designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN               3. INVESTMENT DIVISION                                    PREM %   DED %
    ALLOCATION                 -------------------                                    ------   -----
    PERCENTAGES                (301) AGL Declared Fixed Interest Account
                                                                                       ----     ----
Use this section to            AIM Variable Insurance Funds
indicate how premiums or       (260) AIM V.I. International Growth
monthly deductions are to                                                              ----     ----
be allocated. Total            (424) AIM V.I. Core Equity*
allocation in each column                                                              ----     ----
must equal 100%; whole         The Alger American Fund
numbers only.                  (314) Alger American Leveraged AllCap
                                                                                       ----     ----
* This investment              (313) Alger American MidCap Growth
option is available                                                                    ----     ----
only for owners whose          American Century Variable Portfolios, Inc.
policies were                  (262) VP Value
effective before 5/1/06                                                                ----     ----
                               Credit Suisse Trust
                               (300) Small Cap Growth
** These investment                                                                    ----     ----
options are available          Dreyfus Investment Portfolios
only for owners who had        (273) MidCap Stock*
Accumulation Value                                                                     ----     ----
invested in such fund or       Dreyfus Variable Investment Fund
portfolio on                   (272) Developing Leaders*                               ----     ----
12/10/04.


*** These investment           (271) Quality Bond*
options are not available                                                              ----     ----
for any purpose except to      Fidelity Variable Insurance Products
transfer Accumulation          (277) VIP Asset Manager
Value to other investment                                                              ----     ----
options.                       (276) VIP Contrafund
                                                                                       ----     ----
                               (274) VIP Equity-Income
                                                                                       ----     ----
                               (425) VIP Freedom 2020
                                                                                       ----     ----
                               (426) VIP Freedom 2025
                                                                                       ----     ----
                               (427) VIP Freedom 2030
                                                                                       ----     ----
                               (275) VIP Growth
                                                                                       ----     ----
                               (308) VIP Mid Cap
                                                                                       ----     ----
                               Franklin Templeton Variable Insurance Products Trust
                               (304) FT Foreign Securities
                                                                                       ----     ----
                               (303) FT Mutual Shares Securities
                                                                                       ----     ----
                               (309) FT Small Cap Value Securities
                                                                                       ----     ----
                               (302) FT U.S. Government
                                                                                       ----     ----
                               Goldman Sachs Variable Insurance Trust
                               (421) Goldman Sachs Capital Growth***                   NA
                                                                                                ----
                               Janus Aspen Series
                               (278) International Growth
                                                                                       ----     ----
                               (280) Mid Cap Growth
                                                                                       ----     ----
                               (279) Worldwide Growth*
                                                                                       ----     ----
                               J.P. Morgan Series Trust II
                               (312) JPMorgan Mid Cap Value***                         NA
                                                                                                ----
                               (281) JPMorgan Small Company
                                                                                       ----     ----
                               MFS Variable Insurance Trust
                               (284) MFS Capital Opportunities*
                                                                                       ----     ----
                               (282) MFS Emerging Growth*
                                                                                       ----     ----
                               (285) MFS New Discovery
                                                                                       ----     ----
                               (283) MFS Research
                                                                                       ----     ----
                               Neuberger Berman Advisers Management Trust
                               (286) Mid-Cap Growth
                                                                                       ----     ----
                               Oppenheimer Variable Account Funds
                               (310) Oppenheimer Balanced
                                                                                       ----     ----
                               (311) Oppenheimer Global Securities
                                                                                       ----     ----
                               PIMCO Variable Insurance Trust
                               (429) PIMCO CommodityRealReturn
                                     Strategy                                          ----     ----
                               (288) PIMCO Real Return
                                                                                       ----     ----
                               (287) PIMCO Short-Term
                                                                                       ----     ----
                               (289) PIMCO Total Return
                                                                                       ----     ----
                               Pioneer Variable Contracts Trust
                               (422) Fund VCT**
                                                                                       ----     ----
                               (423) Growth Opportunities VCT**
                                                                                       ----     ----
                               (428) Mid Cap Value VCT
                                                                                       ----     ----
                               Putnam Variable Trust
                               (290) Putnam VT Diversified Income
                                                                                       ----     ----
                               (291) Putnam VT Growth and Income*
                                                                                       ----     ----
                               (292) Putnam VT Int'l Growth and Income
                                                                                       ----     ----
                               SunAmerica Series Trust
                               (307) Aggressive Growth
                                                                                       ----     ----
                               (306) SunAmerica Balanced
                                                                                       ----     ----
                               The Universal Institutional Funds, Inc.
                               (295) Equity Growth*
                                                                                       ----     ----
                               (296) High Yield*
                                                                                       ----     ----
                               VALIC Company I
                               (263) International Equities
                                                                                       ----     ----
                               (264) Mid Cap Index
                                                                                       ----     ----
                               (265) Money Market I
                                                                                       ----     ----
                               (266) Nasdaq-100 Index
                                                                                       ----     ----
                               (269) Science & Technology
                                                                                       ----     ----
                               (268) Small Cap Index
                                                                                       ----     ----
                               (267) Stock Index
                                                                                       ----     ----
                               Van Kampen Life Investment Trust
                               (305) Growth and Income
                                                                                       ----     ----
                               Vanguard Variable Insurance Fund
                               (297) High Yield Bond
                                                                                       ----     ----
                               (298) REIT Index
                                                                                       ----     ----
                               Other:
                                      ---------------------------------------------    ----     ----
                                                                                       100%     100%
------------------------------------------------------------------------------------------------------------------------------------

AGLC0223                               PAGE 2 OF 5                       Rev0506



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
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[ ] MODE OF PREMIUM         4. Indicate frequency and premium amount desired: $        Annual $        Semi-Annual $       Quarterly
    PAYMENT/BILLING                                                            -------         -------              ------
    METHOD CHANGE
                                                                              $          Monthly (Bank Draft Only)
                                                                               ---------

Use this section to            Indicate billing method desired:        Direct Bill        Pre-Authorized Bank Draft
change the billing                                              ------             ------ (attach a Bank Draft Authorization Form
frequency and/or method                                                                    and "Void" Check)
of premium payment. Note,
however, that AGL will         Start Date:       /       /
not bill you on a direct                   ------  ------  ------
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY             5. I/we hereby certify that the policy of insurance for the listed policy has been          LOST
    CERTIFICATE                                                                                                --------
                                       DESTROYED          OTHER.
Complete this section if       -------          --------
applying for a
Certificate of Insurance       Unless I/we have directed cancellation of the policy, I/we request that a:
or duplicate policy to
replace a lost or                                Certificate of Insurance at no charge
misplaced policy. If a                    ------
full duplicate policy is
being requested, a check                         Full duplicate policy at a charge of $25
or money order for $25                    ------
payable to AGL must be
submitted with this            be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
request.                       policy to AGL for cancellation.

------------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST             6. Day of the month for transfers          (Chose a day of the month between 1-28)
    AVERAGING (DCA)                                           --------
    ($5,000 MINIMUM            Frequency of transfers:         Monthly         Quarterly         Semi-Annually         Annually
    BEGINNING                                          -------         -------           -------               -------
    ACCUMULATION
    VALUE)                     DCA to be made from the following investment option:
                                                                                    -----------------------------------------
An amount can be               Transfer: $                           ($100 minimum, whole dollars only)
systematically                            --------------------------
transferred from any one
investment option and          AIM Variable Insurance Funds
directed to one or more        (260) AIM V.I. International Growth                     $
of the investment options                                                               ---------
below. The AGL Declared        (424) AIM V.I. Core Equity*                             $
Fixed Interest Account is                                                               ---------
not available for DCA.         The Alger American Fund
Please refer to the            (314) Alger American Leveraged AllCap                   $
prospectus for more                                                                     ---------
information on the DCA         (313) Alger American MidCap Growth                      $
option.                                                                                 ---------
                               American Century Variable Portfolios, Inc.
NOTE: DCA is not               (262) VP Value                                          $
available if the                                                                        ---------
Automatic Rebalancing          Credit Suisse Trust
option has been chosen.        (300) Small Cap Growth                                  $
                                                                                        ---------
* These investment             Dreyfus Investment Portfolios
options are available          (273) MidCap Stock*                                     $
only for owners whose                                                                   ---------
policies were effective        Dreyfus Variable Investment Fund
before 5/1/06.                 (272) Developing Leaders*                               $
                                                                                        ---------
** These investment            (271) Quality Bond*                                     $
options are available                                                                   ---------
only for owners who had        Fidelity Variable Insurance Products
Accumulation Value             (277) VIP Asset Manager                                 $---------
invested in such fund
or portfolio on
12/10/04.                      (276) VIP Contrafund                                    $
                                                                                        ---------
                               (274) VIP Equity-Income                                 $
                                                                                        ---------
                               (425) VIP Freedom 2020                                  $
                                                                                        ---------
                               (426) VIP Freedom 2025                                  $
                                                                                        ---------
                               (427) VIP Freedom 2030                                  $
                                                                                        ---------
                               (275) VIP Growth                                        $
                                                                                        ---------
                               (308) VIP Mid Cap                                       $
                                                                                        ---------
                               Franklin Templeton Variable Insurance Products Trust
                               (304) FT Foreign Securities                             $
                                                                                        ---------
                               (303) FT Mutual Shares Securities                       $
                                                                                        ---------
                               (309) FT Small Cap Value Securities                     $
                                                                                        ---------
                               (302) FT U.S. Government                                $
                                                                                        ---------
                               Janus Aspen Series
                               (278) International Growth                              $
                                                                                        ---------
                               (280) Mid Cap Growth                                    $
                                                                                        ---------
                               (279) Worldwide Growth*                                 $
                                                                                        ---------
                               J.P. Morgan Series Trust II
                               (281) JPMorgan Small Company                            $
                                                                                        ---------
                               MFS Variable Insurance Trust
                               (284) MFS Capital Opportunities*                        $
                                                                                        ---------
                               (282) MFS Emerging Growth*                              $
                                                                                        ---------
                               (285) MFS New Discovery                                 $
                                                                                        ---------
                               (283) MFS Research                                      $
                                                                                        ---------
                               Neuberger Berman Advisers Management Trust
                               (286) Mid-Cap Growth                                    $
                                                                                        ---------
                               Oppenheimer Variable Account Funds
                               (310) Oppenheimer Balanced                              $
                                                                                        ---------
                               (311) Oppenheimer Global Securities                     $
                                                                                        ---------
                               PIMCO Variable Insurance Trust
                               (429) PIMCO CommodityRealReturn Strategy                $
                                                                                        ---------
                               (288) PIMCO Real Return                                 $
                                                                                        ---------
                               (287) PIMCO Short-Term                                  $
                                                                                        ---------
                               (289) PIMCO Total Return                                $
                                                                                        ---------
                               Pioneer Variable Contracts Trust
                               (422) Fund VCT**                                        $
                                                                                        ---------
                               (423) Growth Opportunities VCT**                        $
                                                                                        ---------
                               (428) Mid Cap Value VCT                                 $
                                                                                        ---------
                               Putnam Variable Trust
                               (290) Putnam VT Diversified Income                      $
                                                                                        ---------
                               (291) Putnam VT Growth and Income*                      $
                                                                                        ---------
                               (292) Putnam VT Int'l Growth and Income                 $
                                                                                        ---------
                               SunAmerica Series Trust
                               (307) Aggressive Growth                                 $
                                                                                        ---------
                               (306) SunAmerica Balanced                               $
                                                                                        ---------
                               The Universal Institutional Funds, Inc.
                               (295) Equity Growth*                                    $
                                                                                        ---------
                               (296) High Yield*                                       $
                                                                                        ---------
                               VALIC Company I
                               (263) International Equities                            $
                                                                                        ---------
                               (264) Mid Cap Index                                     $
                                                                                        ---------
                               (265) Money Market 1                                    $
                                                                                        ---------
                               (266) Nasdaq-100 Index                                  $
                                                                                        ---------
                               (269) Science & Technology                              $
                                                                                        ---------
                               (268) Small Cap Index                                   $
                                                                                        ---------
                               (267) Stock Index                                       $
                                                                                        ---------
                               Van Kampen Life Investment Trust
                               (305) Growth and Income                                 $
                                                                                        ---------
                               Vanguard Variable Insurance Fund
                               (297) High Yield Bond                                   $
                                                                                        ---------
                               (298) REIT Index                                        $
                                                                                        ---------
                               Other:                                                  $
                                     ---------------------------------------            ---------

                                           INITIAL HERE TO REVOKE DCA ELECTION.
                                ----------

------------------------------------------------------------------------------------------------------------------------------------

AGLC0223                           PAGE 3 OF 5                           Rev0506



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[ ] AUTOMATIC REBALANCING   7. Indicate frequency:       Quarterly       Semi-Annually       Annually
                                                   -----           -----               -----
($5,000 minimum                                   (Division Name or Number)                            (Division Name or Number)
accumulation value) Use                   %:                                                   %:
this section to apply for       ----------   ----------------------------------      ----------   ----------------------------------
or make changes to                        %:                                                   %:
Automatic Rebalancing of        ----------   ----------------------------------      ----------   ----------------------------------
the variable divisions.                   %:                                                   %:
Please refer to the             ----------   ----------------------------------      ----------   ----------------------------------
prospectus for more                       %:                                                   %:
information on the              ----------   ----------------------------------      ----------   ----------------------------------
Automatic Rebalancing                     %:                                                   %:
Option.                         ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
Note: Automatic                 ----------   ----------------------------------      ----------   ----------------------------------
Rebalancing is not                        %:                                                   %:
available if the Dollar         ----------   ----------------------------------      ----------   ----------------------------------
Cost Averaging option has                 %:                                                   %:
been chosen.                    ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
See investment option           ----------   ----------------------------------      ----------   ----------------------------------
restrictions in Box 3                     %:                                                   %:
above.                          ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
                                ----------   ----------------------------------      ----------   ----------------------------------

                                           INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                                ----------

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION FOR       8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    TRANSACTIONS               instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                               Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or        Initial the designation you prefer:
revoking current
telephone or e-service                Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.                    ------

                                      Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the
                               ------
                               firm authorized to service my policy.

                               AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                         INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                  ------

                                         INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
                                  ------

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE             9. Name of Insured for whom this correction is submitted:
                                                                                      ------------------------------
Use this section to
correct the age of any         Correct DOB:       /     /
person covered under this                   ------ ----- ------
policy. Proof of the
correct date of birth
must accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF             10.                                    (Division Name or Number)        (Division Name or Number)
    ACCUMULATED VALUES
                                Transfer $         or          % from                               to                             .
Use this section if you                    -------    ---------       -----------------------------    ----------------------------
want to move money              Transfer $         or          % from                               to                             .
between divisions. The                     -------    ---------       -----------------------------    ----------------------------
minimum amount for              Transfer $         or          % from                               to                             .
transfers is $500.00.                      -------    ---------       -----------------------------    ----------------------------
Withdrawals from the AGL        Transfer $         or          % from                               to                             .
Declared Fixed Interest                    -------    ---------       -----------------------------    ----------------------------
Account to a Variable           Transfer $         or          % from                               to                             .
Division may only be made                  -------    ---------       -----------------------------    ----------------------------
within the 60 days after        Transfer $         or          % from                               to                             .
a contract anniversary.                    -------    ---------       -----------------------------    ----------------------------
See transfer limitations        Transfer $         or          % from                               to                             .
outlined in prospectus.                    -------    ---------       -----------------------------    ----------------------------
If a transfer causes the        Transfer $         or          % from                               to                             .
balance in any division                    -------    ---------       -----------------------------    ----------------------------
to drop below $500, AGL         Transfer $         or          % from                               to                             .
reserves the right to                      -------    ---------       -----------------------------    ----------------------------
transfer the remaining          Transfer $         or          % from                               to                             .
balance. Amounts to be                     -------    ---------       -----------------------------    ----------------------------
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See investment Option
restrictions in Box 3
above.

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

AGLC0223                           PAGE 4 OF 5                           Rev0506

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[ ] REQUEST FOR             11.          I request a partial surrender of $              or       % of the net cash surrender value.
    PARTIAL SURRENDER/          --------                                    ------------    ------
    POLICY LOAN                          I request a loan in the amount of $               .
                                --------                                    ---------------
Use this section to apply                I request the maximum loan amount available from my policy.
for a partial surrender         --------
from or policy loan
against policy values.          Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
For detailed information        percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
concerning these two            Interest Account and Variable Divisions in use.
options please refer to
your policy and its             ----------------------------------------------------------------------------------------------------
related prospectus. If
applying for a partial          ----------------------------------------------------------------------------------------------------
surrender, be sure to
complete the Notice of          ----------------------------------------------------------------------------------------------------
Withholding section of
this Service Request in
addition to this section.

------------------------------------------------------------------------------------------------------------------------------------

[ ] NOTICE OF               12. The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING                 policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                                Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section if        to have withholding apply by checking the appropriate box below. If you elect not to have
you have applied for a          withholding apply to your distribution or if you do not have enough income tax withheld, you may be
partial surrender in            responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
Section 11.                     your withholding and estimated tax are not sufficient.

                                Check one:        I do want income tax withheld from this distribution.
                                           ------
                                                  I do not want income tax withheld from this distribution.
                                           ------

                                If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/            13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                   correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                                Section 3406(a)(1)(C) of the Internal Revenue Code.
Complete this section for       The Internal Revenue Service does not require your consent to any provision of this document other
ALL requests.                   than the certification required to avoid backup withholding.
                                ----------------------------------------------------------------------------------------------------

                                Dated at                               this           day of                       ,              .
                                         -----------------------------      ---------        ----------------------  -------------
                                         (City, State)


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF ASSIGNEE

------------------------------------------------------------------------------------------------------------------------------------

AGLC0223                          PAGE 5 OF 5                            Rev0506